Exhibit 99.1

Proprietary Cell Products for Tissue Regeneration (Nasdaq:ASTM) Investor Presentation June, 2005

This presentation contains forward-looking statements, including, without limitation, statements concerning product-development objectives and anticipated timing, clinical trial timing and expected results, potential market opportunities and revenue models, market development plans, anticipated key milestones and potential advantages and applications of Tissue Repair Cells (TRCs), which involve certain risks and uncertainties. Actual results may differ significantly from the expectations contained in the forward-looking statements. Among the factors that may result in differences are the results obtained from clinical trials and development activities, regulatory approval requirements, competitive conditions and availability of resources. These and other significant factors are discussed in greater detail in Aastrom's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. SAFE HARBOR

Summary Emerging as a leading tissue regeneration company Proprietary bone marrow stem cell products: Tissue Repair Cells Business model based on clinical experience and ability to apply TRCs to multiple markets In clinic with multiple Phase II-level trials for bone grafting Additional Phase II-level trial for diabetic limb ischemia expected to begin in 2005 Multiple clinical milestones expected over next 18 months Good financial position

Capturing the Therapeutic Potential of Bone Marrow Stem Cells Regenerate tissues with stem cells grown from bone marrow collected from the patient...

What's Unique About Aastrom Bone marrow-derived adult stem & progenitor cells (non-embryonic) Bone, vascular, blood, cartilage and adipose forming capability Produced ex vivo with patented single-pass perfusion technology Proven safety and tissue generation in > 180 patients Cell production automation with GMP compliance 12-day fixed production cycle Scalable Point of care or centralized manufacturing capability .... the Transformation of Technology into Products Proprietary adult stem cells and industry-unique manufacturing capability... Proprietary Tissue Repair Cells AastromReplicell System

Tissue Repair Cells Maximizing Regenerative Capability Mature Cells Late Stage Early Stage Regeneration Effectiveness Least Best Stem Cells Bone Marrow Aastrom's TRCs Typical Cultured Cells Multi-Lineage Progenitor Cells Precursor Cells

Aastrom Tissue Repair Cell Product TRCs Multi-Lineage Stem/Progenitor Cells Bone Vascular Others Growth Factor Production BMPs VEGF SCGF Others Bone Marrow Derived Cells Natural Tissue Regeneration Process New Capability in Tissue Regeneration

Tissue Repair Cells: How The Process Works Small aspirate collected from patient Cells go to production lab TRCs used to generate healthy tissues $ TRCs produced in AastromReplicell System TRC products are designed to generate revenue just like pharmaceuticals

Aastrom's Business Model TRCs Aastrom Core Business Infrastructure Tissue Repair Cell Products Developed for Multiple Indications Patient-Specific Cell Manufacturing and Distribution Development & Marketing Alliances Bone Grafting Fractures Jaw Reconstruction Spine Fusion Limb Ischemia Future Percutaneous Bone Treatments Cardiac Ischemia Cartilage Transforming Cells into Products

Development Pipeline Research Preclinical Clinical Market Comments U.S. Europe Jaw reconstruction - Europe (Sinus lift for dental implants) Spine fusions Long bone fractures Bone Grafting Vascular Tissue Cardiac ischemia Peripheral limb ischemia Trial enrolling at 4 sites Positive results reported Results expected in 3Q CY2005 FDA submission in 2-3Q CY2005 Animal model underway Agreement with HDZ - Germany Cartilage Joint reconstruction Cartilage from TRCs established Phase I/II Pending Proof of Concept Proof of Concept

Aastrom Tissue Repair Cells

Active Lead Product Indications

Product	Applications	Applicable Market Size (Patients) *	Clinical Status
Bone Grafting			
• Fracture	Long bone fractures	120,000	U.S./EU: Active
• Jaw	Sinus lift	205,000	EU: Active
• Spine	Spine fusions	330,000	Preclinical
Vascular Tissue			
• Ischemia	Diabetic limb ischemia	560,000	Pending

* Sources: Datamonitor 2002; Millennium Research Group CY2009 projections; U.S. Census 2000; United Nations 2002 World Population Report; Weitz JI, Byrne J, Clagett P, et al. Diagnosis and Treatment of Chronic Arterial Insufficiency of the Lower Extremities: A Critical Review. Circulation 1996; 94: 3026-49. *(U.S., Europe and Japan)*

Aastrom BIOSCIENCES INC

Potential for TRCs in Bone Grafting

Bone Graft Product Comparison BMP Allograft/DBM Matrix Alternatives no no no low to high low to high n/a + + (variable) ++ Aastrom TRCs (+ Matrix) +++ low +++ (+) Conceptual Model for Severe Indications Therapy Autograft (Gold Standard) Cells ++ Morbidity high Effectiveness +++ DBM = Demineralized Bone Matrix BMP = Bone Morphogenic Proteins

Bone Graft Market Conceptual Product Use Model Basic Fracture Non-Union Fracture or Multi-Level Spine Fusion Range of Severity Matrix Products BMPs Autograft Aastrom TRCs Bone Injury Scale Low High Fixation Lead Treatment Approach

Bone Graft Market Opportunity Global Market: 2 Million Bone Grafts Annually Autograft Allograft & DBM BMPs Synthetics East 0.48 0.27 0.09 0.16 TRCs East 0.05 0.95 Source: Millennium Research Group CY2009 projections (U.S., Europe and Japan) BMP = Bone Morphogenic Proteins DBM = Demineralized Bone Matrix TRCs 5% of Autograft > $200 Million Opportunity

TRCs for Bone Grafting Bone Fracture Indications

Bone Graft Clinical Plan EU Lead proof of concept study initiated in Spain in 2Q CY2004 First phase (6 treatments) completed; positive trial results reported May 2005 Process underway to expand trial to larger size and multiple centers United States Phase I/II multi-center trial; IND approved by FDA Safety milestone achieved, allowed to expand to fresh as well as long-term non-union fractures Four sites currently active 20 patient target Targeted accrual/treatment completion in 4Q CY2005 Bone Fracture Indications

TRCs and Matrix 200mm Combining TRCs and Matrix Micrograph of TRCs in Matrix

Non-Union Fracture Trial * Clinical Situation: Non-union fracture of humerus which failed fixation and autograft (> 8 months) Candidate Patient X-Rays * Point of Fracture

Non-Union Fracture Trial Fracture Site with Previous Fixation Removed

Non-Union Fracture Trial Fracture Site with New Fixation Applied

Non-Union Fracture Trial TRCs and Matrix Applied at Fracture Site TRCs and Matrix

Non-Union Fracture Trial Patient Recovery (5 Months) Fracture Site

TRCs for Bone Grafting Jaw Reconstruction Indication

Bone Graft Clinical Plan EU Lead trial for dental implant (sinus lift) initiated in Spain 5 patient study; enrollment complete Bone formation measured by biopsy/histology and compared to standard bone graft approach in same patient Results expected in 3Q CY2005 United States Hold until EU trial data available Jaw Reconstruction Indication

TRCs for Vascular Tissue Limb Ischemia Indication

Limb Ischemia (Veins and Arteries) Large market opportunity, with limited therapeutic competition Diabetic and Buerger's disease patients Targeted 2 million patients in need of surgery for severe limb ischemia Reimbursement levels are high for interventional treatments Published clinical results suggest effectiveness of large volume bone marrow for limb ischemia Similar reports for cardiac ischemia TRCs ready to go to trial TRC's vascular lineage capability demonstrated in vitro Leverage existing infrastructure established for bone grafting TRCs shown as effective substitute for large volume bone marrow in BMT indication (Aastrom trials) Rationale for TRC Development Source: Millennium Research Group CY2009 projections (U.S., Europe and Japan) BMT = Bone Marrow Transplantation

Limb Ischemia Effect of Large Volume Bone Marrow Sources: Lancet 360: 427-435, 2002 (left panel) Eur J. Vasc Endovasc Surg 00, 1-3, 2002 (right panel)

Vascular Tissue Clinical Plan EU Clinical trial agreement with HDZ in Bad Oeynhausen, Germany Cell manufacturing license process initiated Patient accrual expected to begin mid-CY2005 United States Phase I NIH grant supported circulation ischemia research Vascular forming capability of TRCs demonstrated Pursuing grants for further research development Limb Ischemia Indication

Partnering Largest provider of allograft tissue matrix (>$250 million revenue) Companies both contribute to development and clinical expenses for products that combine TRCs and MTF matrix Companies sell their own products and coordinate marketing Targeting other relationship(s) for synthetic matrix Targeting other marketing partners for each indication Fracture; Jaw; Spine; Vascular 2003 alliance with

Aastrom Balance Sheet Data (March 31, 2005 *) Cash and Investments $ 35,400,000 Total Assets $ 37,000,000 Shareholders' Equity $ 36,200,000 Average Cash Usage Per Month $ 1,000,000 * Per Aastrom Biosciences, Inc. Form 10-Q for quarter ended March 31, 2005

Investor Presentation June, 2005 Proprietary Cell Products for Tissue Regeneration (Nasdaq:ASTM)